UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Mandiant, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before June 27, 2022. Please visit http://www.astproxyportal.com/ast/18620, where the following materials are available for viewing: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO OBTAIN TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers) PROXY MATERIALS: E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE:ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone . You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the cut-off or meeting date. VIRTUALLY AT THE MEETING: You may attend the meeting via the Internet and vote during the meeting. Please visit https://web.lumiagm.com/287951276 (password: mandiant2022) and be sure to have your control number available. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. You may vote by telephone until 11:59 p.m. Eastern Time the day before the meeting date. MAIL: You may request a physical proxy card by following the instructions above. ominee #12 O Nominee #13 Proposals to be voted on at the Annual Meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommends a vote "FOR” all nominees on Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3 and for “1 YEAR” on proposal 4: 1.To elect two Class III directors: NOMINEES: Kevin R. Mandia Enrique Salem 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. 3. Advisory vote to approve named executive officer compensation. 4. Advisory vote on the frequency of future advisory votes to approve named executive officer compensation. Note: The stockholders may transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on July 7, 2022 MANDIANT, INC. Annual Meeting of Stockholders To Be Held On: Thursday, July 7, 2022 at 1:00 p.m. Pacific Time virtually at https://web.lumiagm.com/287951276 (password: mandiant2022)